UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2022

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, NY	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

(212) 578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At MetLife, Inc.’s (the “Company’s”) annual meeting of common shareholders on June 21, 2022, the shareholders:

•	elected thirteen Directors, each for a term expiring at the Company’s 2023 annual meeting of shareholders;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2022; and

•	approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2022 Proxy Statement.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes
Cheryl W. Grisé	644,528,111	33,895,977	489,156	50,678,824
Carlos M. Gutierrez	671,202,706	7,247,734	462,804	50,678,824
Carla A. Harris	665,300,495	13,155,422	457,327	50,678,824
Gerald L. Hassell	675,636,175	2,791,448	485,621	50,678,824
David L. Herzog	665,385,845	13,052,671	474,728	50,678,824
R. Glenn Hubbard, Ph.D.	658,157,472	20,236,148	519,624	50,678,824
Edward J. Kelly, III	674,263,125	4,179,292	470,827	50,678,824
William E. Kennard	677,205,110	1,218,207	489,927	50,678,824
Michel A. Khalaf	677,001,172	1,453,057	459,015	50,678,824
Catherine R. Kinney	659,511,797	18,913,884	487,563	50,678,824
Diana L. McKenzie	675,949,548	2,512,738	450,958	50,678,824
Denise M. Morrison	668,857,352	9,600,144	455,748	50,678,824
Mark A. Weinberger	667,136,542	11,308,847	467,855	50,678,824

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2022	692,195,933	36,924,292	471,843	0
Advisory vote to approve the compensation paid to the Company’s Named Executive Officers	646,681,597	31,245,998	985,649	50,678,824

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Vice President and Secretary

Date: June 24, 2022